Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for J.P. Morgan Chase Commercial
Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2004-C2 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

A-1
American Express
20,000,000
21%
929 AXP Financial Center
Minneapolis, MN 55474

JP Morgan Chase Bank NA
12,295,000
13%
14201 Dallas Parkway
Dallas
Mellon Trust of New England, National Association
8,120,000
8%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259
SSB&T Co.
16,770,000
18%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

WACHO Bank
5,555,000
6%
40 Broad Street
5 th Floor
New York, New York 10004

The Bank of New York
6,330,000
6%
One Wall Street
New York, NY 10286

Northern Trust
8,505,000
9%
801 S. Canal C-IN
Chicago, IL 60607
WCM LLC
9,500,000
10%
301 S. College Street
Charlotte, NC 28288

A-2
JP Morgan Chase Bank NA
11,880,000
11%
14201 Dallas Parkway
Dallas, TX 75254
ML SFKPG
5,000.000
51%
4 Corporate Place
Piscataway, NJ 08854
The Bank of New York
27,050,000
27%
One Wall Street
New York, NY 10286

SSB&T Co.
29,225,000
29%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

BGI/IBT
10,000,000
10%
980 9 th Street
6
th Floor
Sacramento, CA 95814
Mellon Trust of New England, National Association
7,035,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

A-3
JP Morgan Chase Bank NA
98,050,000
22%
14201 Dallas Parkway
Dallas, TX 75254
UBSSEC/CMO
27,820,000
6%
299 Park Avenue
New York, NY 10171
The Bank of New York
38,680,000
9%
One Wall Street
New York, NY 10286
Citibank
75,000,000
17%
3800 Citibank Center B3-15
Tampa, FL 33610

JPMRGN FIX
31,268,000
7%
34 Exchange Place, Fourth Floor
Jersey City, NJ 07302
JPMCB/Prudential
82,750,000
19%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

SSB&T Co.
26,355,000
6%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

B
The Bank of New York
13,581,000
55%
One Wall Street
New York, NY 10286

Citibank
5,000,000
20%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
6,000,000
24%
14201 Dallas Parkway
Dallas, TX 75254

C
Citibank
10,350,000
100%

3800 Citibank Center B3-15
Tampa, FL 33610

D
The Bank of New York
6,000,000
24%
One Wall Street
New York, NY 10286
SSB&T Co.
3,000,000
12%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171
Citibank
5,000,000
20%
3800 Citibank Center B3-15
Tampa, FL 33610
JP Morgan Chase Bank NA
10,580,000
43%
14201 Dallas Parkway
Dallas, TX 75254

E
Citibank
3,000,000
33%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
4,556,000
50%
14201 Dallas Parkway
Dallas, TX 75254
SSB&T Co.
1,500,000
16%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171